Exhibit 4.2.17
SIXTY-EIGHTH
SUPPLEMENTAL INDENTURE
Dated as of June 1, 1997

TO

Indenture of Mortgage and Deed of Trust

Dated as of May 1, 1921

THE CONNECTICUT LIGHT AND POWER COMPANY

TO

BANKERS TRUST COMPANY, Trustee

7-3/4% 1997 Series C Bonds, Due June 1, 2002


THE CONNECTICUT LIGHT AND POWER COMPANY
Sixty-Eighth Supplemental Indenture, Dated as of June 1, 1997


Table of Contents

Parties
Recitals
Granting Clauses
Habendum
Grant in Trust

ARTICLE 1.

FORM AND PROVISIONS OF BONDS OF 1997 SERIES C

SECTION 1.01.  Designation; Amount
SECTION 1.02.  Form of Bonds of 1997 Series C
SECTION 1.03.  Provisions of Bonds of 1997 Series C; Interest Accrual
SECTION 1.04.  Transfer and Exchange of Bonds of 1997 Series C

ARTICLE 2.

REDEMPTION OF BONDS OF 1997 Series C

ARTICLE 3.

MISCELLANEOUS

SECTION 3.01.  Benefits of Supplemental Indenture and Bonds of 1997 Series C
SECTION 3.02.  Effect of Table of Contents and Headings
SECTION 3.03.  Counterparts
TESTIMONIUM
SIGNATURES
ACKNOWLEDGMENTS

SCHEDULE A - Form of Bond of 1997 Series C, Form of Trustee's Certificate SCHEDULE B - Property Subject to the Lien of the Mortgage


     SIXTY-EIGHTH SUPPLEMENTAL INDENTURE, dated as of the first day of June, 1997, between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called "Company"), and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter called "Trustee"), with its principal corporate trust office at Four Albany Street, New York, NY 10006.

     WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and sixty-seven Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936,
October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944,
September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961,
September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971,
August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June
30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985,
September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989,
April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993,
December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997 and June 1, 1997 (said
Indenture of Mortgage and Deed of Trust (i) as heretofore amended, being hereinafter generally called the "Mortgage Indenture," and (ii) together with said Supplemental Indentures thereto, being hereinafter generally called the "Mortgage"), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $1,746,000,000 aggregate principal amount are outstanding at the date of this Supplemental Indenture) in an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

     WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create a further series of bonds under the Mortgage to be designated "First and Refunding Mortgage 7-3/4% Bonds, 1997 Series C" (hereinafter generally referred to as the "bonds of 1997 Series C"), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee's certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A appended hereto and made a part hereof; and

     WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not in excess of Two Hundred Million Dollars ($200,000,000) in aggregate principal amount of bonds of 1997 Series C and other necessary actions have been duly authorized by the Board of Directors of the Company; and

     WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not specifically described in the Mortgage but which is and is intended to be subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Mortgage at this time; and

     WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 1997 Series C and to confirm the lien of the Mortgage on the property referred to below, all as permitted by Section 14.01 of the Mortgage Indenture; and

     WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of 1997 Series C, when executed by the Company and authenticated by the Trustee valid, binding and legal obligations of the Company have been authorized and performed;

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND DEED OF TRUST WITNESSETH:

     That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Bankers Trust Company, as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

     Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

     TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

     Subject, however, to permitted liens, as defined in the Mortgage
Indenture.

     IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

     And it is hereby covenanted that all such bonds of 1997 Series C are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

ARTICLE 1.

FORM AND PROVISIONS OF BONDS OF 1997 SERIES C

     SECTION 1.01. Designation; Amount. The bonds of 1997 Series C shall be designated "First and Refunding Mortgage 7-3/4% Bonds, 1997 Series C" and, subject to Section 2.08 of the Mortgage Indenture, shall not exceed Two Hundred Million Dollars ($200,000,000) in aggregate principal amount at any one time outstanding. The initial issue of the bonds of 1997 Series C may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

     SECTION 1.02. Form of Bonds of 1997 Series C. The bonds of 1997 Series C shall be issued only in fully registered form without coupons in denominations of One Hundred Thousand Dollars ($100,000) or integral multiples of $1,000 in excess thereof; provided, however, that, if any registered holder holds less than $100,000 in aggregate principal amount of the bonds of 1997 Series C as result of a partial redemption by the Company in accordance with Article 2 hereof, a bond of 1997 Series C in the amount of such holder's aggregate holdings shall be issued.

     The bonds of 1997 Series C and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A appended hereto.

     SECTION 1.03. Provisions of Bonds of 1997 Series C; Interest Accrual. The bonds of 1997 Series C shall mature on June 1, 2002 and shall bear interest, payable semiannually on the first days of June and December of each year, commencing December 1, 1997, at the rate of 7-3/4% per annum, until the Company's obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of 1997 Series C, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date. The bonds of 1997 Series C shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 2.

     Each bond of 1997 Series C shall be dated as of June 1, 1997 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 1997 Series C, or if the date of authentication thereof is prior to November 16, 1997, then from June 1, 1997, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

     The person in whose name any bond of 1997 Series C is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 1997 Series C not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment (i.e., June 1 or December 1) shall mean the May 15 or November 15, as the case may be, next preceding such interest payment date, or if such May 15 or November 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

     SECTION 1.04. Transfer and Exchange of Bonds of 1997 Series C. The bonds of 1997 Series C may be surrendered for registration of transfer as provided in Section 2.06 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 1997 Series C of other authorized denominations. Notwithstanding the provisions of Section 2.06 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 1997 Series C or for the exchange of any bonds of 1997 Series C for such bonds of other authorized denominations.

ARTICLE 2.

REDEMPTION OF BONDS OF 1997 SERIES C.

     The bonds of 1997 Series C shall be redeemable, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage and upon not less than thirty (30) days and not more than 60 days prior notice given by mail as provided in the Mortgage (which notice may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and which notice shall be of no effect unless such moneys are so received on or before such date), at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus in each case accrued interest to the date of redemption (the "Redemption Date").

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the bonds of 1997 Series C that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of 1997 Series C. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing to be selected by the Company and appointed by the Trustee.

     "Comparable Treasury Price" means, with respect to any Redemption Date
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and another Primary Treasury Dealer (as defined herein) at the option of the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

ARTICLE 3.

MISCELLANEOUS.

     SECTION 3.01. Benefits of Supplemental Indenture and Bonds of 1997 Series C. Nothing in this Supplemental Indenture, or in the bonds of 1997 Series C, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained. All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

     SECTION 3.02. Effect of Table of Contents and Headings. The table of contents and the description headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

     SECTION 3.03. Counterparts. For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

     IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused these presents to be executed by a Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Secretary, and Bankers Trust Company has caused these presents to be executed by a Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Vice President, as of the day and year first above written.

                              THE CONNECTICUT LIGHT AND POWER
                              COMPANY
Attest:

s/s O. Kay Comendul           By: s/s John B. Keane
Name:  O. Kay Comendul        Name:  John B. Keane
Title:  Assistant Secretary   Title:  Vice President and Treasurer

(SEAL)                        Signed, sealed and delivered
                                in the presence of:


                              s/s Tracy A. DeCredico
                              s/s Christine A. Balboni


STATE OF CONNECTICUT     )
                         ) ss.: Berlin
COUNTY OF HARTFORD       )

     On this 3rd day of October 1997, before me, Judith D. Boucher, the undersigned officer, personally appeared John B. Keane and O. Kay Comendul, who acknowledged themselves to be Vice President and Treasurer and Assistant Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation, and that they, as such Vice President and Treasurer and such Assistant Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as Vice President and Treasurer and Assistant Secretary, and as their free act and deed.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              s/s Judith D. Boucher
                              Judith D. Boucher
                              Notary Public
                              My commission expires on September 30, 1999

(SEAL)

                              BANKERS TRUST COMPANY
Attest:

s/s Jason C. Theriault        By:  s/s Scott F. Thiel
Name:  Jason C. Theriault     Name: Scott F. Thiel
Title: Assistant Treasurer    Title:  Assistant Vice President

 (SEAL)                       Signed, sealed and delivered
                                in the presence of:

                              s/s David Beane

                              s/s Stephen M. Moore


STATE OF NEW YORK        )
                         ) ss.:  New York
COUNTY OF NEW YORK       )

     On this 3rd day of October, 1997, before me, Sharon V. Alston, the undersigned officer, personally appeared Scott F. Thiel and Jason C. Theriault who acknowledged themselves to be an Assistant Vice President and an Assistant Treasurer, respectively, of BANKERS TRUST COMPANY, a corporation, and that they, as such Assistant Vice President and such Assistant Treasurer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Assistant Vice President and Assistant Treasurer, and as their free act and deed.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              s/s Sharon V. Alston
                              Name:  Sharon V. Alston
                              Notary Public, State of New York
                              No. 31-4966275
                              Qualified in New York County
                              Commission Expires May 7, 1998

(SEAL)


SCHEDULE A

[FORM OF BOND OF 1997 SERIES C]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No.                                                         $

THE CONNECTICUT LIGHT AND POWER COMPANY

Incorporated under the Laws of the State of Connecticut

FIRST AND REFUNDING MORTGAGE 7-3/4% BOND, 1997 SERIES C

PRINCIPAL DUE JUNE 1, 2002

     FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut
(hereinafter called the Company), hereby promises to pay to          , or
registered assigns, the principal sum of            dollars, on the first day
of June, 2002 and to pay interest on said sum, semiannually on the first days of June and December in each year, commencing December 1, 1997, until the Company's obligation with respect to said principal sum shall be discharged, at the rate of 7-3/4% per annum from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is prior to November 16, 1997, then from June 1, 1997, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the May 15 or November 15, as the case may be, next preceding the interest payment date, or, if such May 15 or November 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

     Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

     This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Bankers Trust Company (hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

     IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its President by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of      , 1997.

                              THE CONNECTICUT LIGHT AND POWER
                              COMPANY


                              By:
                                   Name:
                                   Title:  President


                              Attest:


                                   Name:
                                   Title:  Secretary

[FORM OF TRUSTEE'S CERTIFICATE]

     Bankers Trust Company hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

                              BANKERS TRUST COMPANY, TRUSTEE

                              By:
                                   Name:
                                   Title:  Authorized Officer


[FORM OF BOND]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

FIRST AND REFUNDING MORTGAGE 7-3/4% BOND, 1997 SERIES C


     This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to Two Hundred Million Dollars ($200,000,000), consisting only of registered bonds without coupons and designated "First and Refunding Mortgage 7-3/4% Bonds, 1997 Series C," all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by sixty-eight Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935,
September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960,
April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1,
1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970,
December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980,
October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1,
1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987,
November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1,
1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994,
June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997,
June 1, 1997 and June 1, 1997 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the "Mortgage"), all executed by the Company to Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.

     This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage. Prior to due presentment for registration of transfer of this bond, the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

     This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

     Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, will be evidenced by a single Global Security registered in the name of The Depository Trust Company, New York, New York ("DTC") or its nominee, which shall be considered to be the holder of all such bonds for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds and receipt of notices and exercise of rights of holders of such bonds. The Global Security shall be immobilized in the custody of DTC with the owners of book-entry interests in the Global Security ("Book-Entry Interests") having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the "Participants") and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as the Global Security is registered in the name of DTC or its nominee. DTC is to maintain records of positions of Participants in bonds of this series registered by the Global Security, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the Global Security will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository. If the book-entry system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the Global Security registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

     The bonds of this series are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than 60 days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus in each case accrued interest to the date of redemption (the "Redemption Date").

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the bonds of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing to be selected by the Company and appointed by the Trustee.

     "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated and Salomon Brothers Inc. and another Primary Treasury Dealer (as defined herein) at the option of the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

     No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.


SCHEDULE B
PROPERTY SUBJECT TO THE LIEN OF THE MORTGAGE

TOWN OF AVON

          All of the following described rights, privileges and easements situated in the Town of Avon, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(1)  Avonridge, Incorporated       June 19, 1997       334  380
(2)  Avonridge, Incorporated       July 30, 1997       337   86
(3)  Solo Development, Inc.        July 16, 1997       336  818
(4)  PSIC, LLC                     August 27, 1997     337  313
(5)  The Avon Water Company        August 22, 1997     337  933

TOWN OF BARKHAMSTED

          All of the following described rights, privileges and easements situated in the Town of Barkhamsted, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(6)  Donald F. Oldakowski     August 18, 1997          101  1053

TOWN OF BEACON FALLS

          All of the following described rights, privileges and easements situated in the Town of Beacon Falls, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(7)  Calloway Group, Inc.     October 7, 1997          103  251
(8)  Duane Douglas et al      May 27, 1997             103  254
(9)  David R. Gualtieri et al June 26, 1997            103  256
(10) John C. Shepherd, Jr.
      et al                   July 9, 1997             103  258

TOWN OF BETHEL

          All of the following described rights, privileges and easements situated in the Town of Bethel, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(11) Gary Crossland           November 6, 1996         617  392
(12) Robert V. Dibble et al   November 13, 1996        617  118

TOWN OF BRANFORD

          All of the following described rights, privileges and easements situated in the Town of Branford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(13) Charles E. Weber, Jr.
      et al                        May 21, 1997        629  766
(14) Carole A. Barber et al        July 25, 1997       631  972

TOWN OF BRIDGEWATER

          All of the following described rights, privileges and easements situated in the Town of Bridgewater, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(15) Mountain Laurel Estates       March 21, 1997      45   654
     Development Corp.

TOWN OF BRISTOL

          All of the following described rights, privileges and easements situated in the Town of Bristol, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(16) East View Farm Associates
      et al                        May 31, 1996     1187    818

TOWN OF BROOKFIELD

          All of the following described rights, privileges and easements situated in the Town of Brookfield, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(17) Alice Shultz                  July 15, 1996       310  294
(18) Empire Development, Inc.      August 27, 1996     313  791
(19) Samual A. Prata et al         November 27, 1996   315  335
(20) Stephen R. Weise et al        May 1, 1997         319  936
(21) Phoenix Industries of
      NY Corp.                     March 26, 1997      318  384

TOWN OF CHESHIRE

          All of the following described rights, privileges and easements situated in the Town of Cheshire, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(22) JRR Associates, LLC           June 27, 1997       1224   4
(23) Michael S. Adams et al        July 25, 1997       1225 101
(24) Sasso Custom Homes, Inc.      April 8, 1993       1171 305
(25) Lynne Rosenberg               August 14, 1997     1228 331

TOWN OF COLCHESTER

          All of the following described rights, privileges and easements situated in the Town of Colchester, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(26) Signature Pelletier, LLC      May 16, 1997        431  149

TOWN OF COLUMBIA

          All of the following described rights, privileges and easements situated in the Town of Columbia, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(27) Lori L. Kalinowski            July 30, 1997       113   29
(28) Estate of Leonard C.
      German et al                 July 10, 1997       112  801
(29) Gregory F. Ethier et al       July 31, 1997       113   31
(30) Estate of Leonard C.
     German et al                  August 2, 1997 &    113  378
                                   September 3, 1997

TOWN OF COVENTRY

          All of the following described rights, privileges and easements situated in the Town of Coventry, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(31) Robert L. Therien             May 20, 1997        587  127
(32) C. Bruno Primus et al         June 23, 1997       589  350

TOWN OF DANBURY

          All of the following described rights, privileges and easements situated in the Town of Danbury, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(33) Gary Mead                     May 17, 1996        1149 1185
(34) Old Field Development
      Corp.                        May 8, 1996         1149   20
(35) Salame Plaza, LLC             January 29, 1997    1173  553
(36) Silversmith Heights,
      LLC                          December 5, 1996    1168  296
(37) Construction Consultants,
      LLC                          November 5, 1996    1166  866

TOWN OF DARIEN

          All of the following described rights, privileges and easements situated in the Town of Darien, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(38) PG Properties Limited
      Partnership                  May 3, 1996         798  505
(39) Marie S. O'Neill              December 2, 1996    817  339

TOWN OF DEEP RIVER

          All of the following described rights, privileges and easements situated in the Town of Deep River, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(40) W H Estates, L.L.C.           May 7, 1997         145  785
(41) W H Estates, L.L. C.          May 7, 1997         145  787
(42) Springbrook Properties,
      L.L.C.                       September 9, 1997   147  423

TOWN OF DURHAM

          All of the following described rights, privileges and easements situated in the Town of Durham, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(43) Michael L. Petrucelli
      et al                        June 10, 1997       153  816

TOWN OF EAST HADDAM

          All of the following described rights, privileges and easements situated in the Town of East Haddam, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(44) Progressive Building
      Systems, Inc.                May 23, 1997        408  344
(45) Emanuel A. Misenti et al      July 11, 1997       412  165

TOWN OF EAST WINDSOR

          All of the following described rights, privileges and easements situated in the Town of East Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(46) Country Home Partners,
      LLC                          May 23, 1997        196  659

TOWN OF ELLINGTON

          All of the following described rights, privileges and easements situated in the Town of Ellington, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(47) Robert D. Gingras        August 25, 1997          234  416
(48) J&K Assoc., L.L.C.       August 29, 1997          234  340

TOWN OF FARMINGTON

          All of the following described rights, privileges and easements situated in the Town of Farmington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(49) Evelyn L. Waldron et al       July 5, 1994        488  742
(50) Andrew Mason & Terraform,
      LLC                          July 3, 1997        542  714
(51) Paul Construction
      Corporation                  July 17, 1997       543  787
(52) Paul Construction
      Corporation                  August 19, 1997     547  656

TOWN OF GLASTONBURY

          All of the following described rights, privileges and easements situated in the Town of Glastonbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(53) Carol E. Carson et al         May 21, 1997        1080 347
(54) GJLM Builders, LLC            August 25, 1997     1104  91

TOWN OF GRANBY

          All of the following described rights, privileges and easements situated in the Town of Granby, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(55) Michael B. Guarco             July 2, 1997        216  355

TOWN OF GREENWICH

          All of the following described rights, privileges and easements situated in the Town of Greenwich, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(56) Scott A. Rogers et al         June 28, 1996       2812  96
(57) Richard C. McKenzie, Jr.
      et al                        December 10, 1996   2864  78
(58) Rodney L. McBride
      et al                        March 5, 1997       2894 224
(59) Jeffrey R. Peterson           March 4, 1997       2894 222
(60) Bridle Path Associates,
      Ltd.                         May 21, 1997        2920  38

TOWN OF GROTON

          All of the following described rights, privileges and easements situated in the Town of Groton, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(61) Braebourne Estates, LLC       July 16, 1997       647  465

TOWN OF GUILFORD

          All of the following described rights, privileges and easements situated in the Town of Guilford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(62) M & E Construction, Inc.      May 22, 1997        475  572
(63) Orcutt Family Ltd.,
      Partnership                  January 20, 1997    471  820
(64) Orcutt Family Limited
      Partnership                  July 14, 1997       478  322

TOWN OF HARTFORD

          All of the following described rights, privileges and easements situated in the Town of Hartford, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(65) Connecticut Natural Gas
      Corporation                  May 19, 1997        3822 93

TOWN OF HEBRON

          All of the following described rights, privileges and easements situated in the Town of Hebron, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(66) K & M Properties, LLC         May 15, 1997        182   886
(67) Donald W. Brancard, Jr.       July 3, 1997        183   981
(68) Charles R. Smith              March 7, 1997       183  1143

TOWN OF KILLINGLY

          All of the following described rights, privileges and easements situated in the Town of Killingly, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(69) Todd Waldron                  May 19, 1997        682  308
(70) Keith B. Olsen et al          June 24, 1997       685    8

TOWN OF LITCHFIELD

          All of the following described rights, privileges and easements situated in the Town of Litchfield, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(71) Nancy B. Flammia et al        February 18, 1997   235  781

TOWN OF LYME

          All of the following described rights, privileges and easements situated in the Town of Lyme, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(72) Joseph Henry Rhodes, III
      et al                        June 13, 1997       104  569
(73) William W. Martin et al       May 27, 1997        104  273
(74) Lee Erwin Rhodes et al        June 5, 1997        104  271

TOWN OF MADISON

          All of the following described rights, privileges and easements situated in the Town of Madison, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(75) Vigliotti Construction Co.
      et al                        June 9, 1997        748  159
(76) Kenneth L. Evarts et al       May 29, 1997        746  205
(77) Indigo Woods, L.L.C.          August 7, 1997      757  194
(78) Tish Stevens-Brown            August 5, 1997      757  198
(79) John F. Brady et al           September 23, 1997  762  132

TOWN OF MANSFIELD

          All of the following described rights, privileges and easements situated in the Town of Mansfield, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(80) PARC Associates               April 28, 1997      385  413

TOWN OF MERIDEN

          All of the following described rights, privileges and easements situated in the Town of Meriden, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(81) Record Journal Publishing
      Company                      November 18, 1996   2225 209

TOWN OF MIDDLETOWN

          All of the following described rights, privileges and easements situated in the Town of Middletown, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(82) The Ravenswood Company,
      LLC                          February 18, 1997   1119  15
(83) The Bysiewicz
      Corporation                  May 29, 1997        1128 130
(84) Thaddeus P. Byziewicz
      et al                        May 29, 1997        1128 133
(85) Ameritage Construction
      Corp.                        May 29, 1997        1128 136
(86) Richard H. Ricciardi, Jr.
      et al                        March 27, 1997      1123 337
(87) Laurel Grove Associates,
      LLC                          May 16, 1997        1128 103
(88) Yvon Beaudoin Builder,
      Inc.                         January 17, 1997    1119 387
(89) Yvon Beaudoin Builder,
      Inc.                         May 14, 1997        1128  99

TOWN OF MONROE

          All of the following described rights, privileges and easements situated in the Town of Monroe, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(90) Jan's Construction Company,
      Inc.                         May 28, 1996        704  294
(91) J&C Bargas Construction
      LLC                          May 15, 1996        703   19
(92) S & J Development,
      L.L.C.                       October 2, 1996     720  291
(93) Monroe Investment Group       August 28, 1996     716   32
     Limited Partnership

TOWN OF MONTVILLE

          All of the following described rights, privileges and easements situated in the Town of Montville, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(94) Donald G. Concascia
      et al                        June 16, 1997       300  215

TOWN OF NEW CANAAN

          All of the following described rights, privileges and easements situated in the Town of New Canaan, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(95) Special Properties II
      LLC                          June 17, 1996       456  873
(96) Special Properties II
      LLC                          May 6, 1996         455  506
(97) Forest Glen, Inc.             May 13, 1996        455  548
(98) William E. Erickson
      et al                        December 21, 1996   465  152
(99) Ronald O. Drake et al         March 18, 1997      468  532
(100)Stately Homes, LLC            November 1, 1996    464  569

TOWN OF NEW FAIRFIELD

          All of the following described rights, privileges and easements situated in the Town of New Fairfield, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(101) Twin Hills, LLC              October 31, 1996    266  970
(102) Brighton Development,
      LLC                          August 12, 1997     274  328

TOWN OF NEW MILFORD

          All of the following described rights, privileges and easements situated in the Town of New Milford, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(103)     Cordeiro's Construction
          Corporation                  March 28, 1996      534  853
(104)     Fordyce Associates II,
          Inc.                         February 19, 1997   553   40
(105)     SAN-P., Homes Inc.           September 13, 1996  547  728
(106)     Debra F. Vosburgh            October 3, 1996     546  291
(107)     William F. Saunders          January 10, 1997    552  721
(108)     Canterbury School,
          Incorporated                 May 6, 1997         558  571
(109)     Robert H. Mouat et al        January 13, 1997    555  447
(110)     Louis M. Venezia et al       February 26, 1997   557   70
(111)     MTV Properties L.L.C.        August 5, 1996      542  853

TOWN OF NEWINGTON

          All of the following described rights, privileges and easements situated in the Town of Newington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(112) Milo & Denorfia
      Construction Co., Inc.       June 3, 1997        1141 271
(113) Adelme J. Sirois et al       June 12, 1997       1141 273
(114) Steven J. DaCosta,
      L.L.C.                       May 23, 1997        1141 822

TOWN OF NEWTOWN

          All of the following described rights, privileges and easements situated in the Town of Newtown, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(115)     Anthony J. Crisci et al  April 26, 1996      532   44
(116)     Charles W. Tilson et al  June 5, 1996        535  445
(117)     Joel Fitzgerald          September 4, 1996   544  175
(118)     Toll Land XVII Limited
          Partnership              July 30, 1996       538  459
(119)     High Meadow Farm
          Associates               December 10, 1996   547  141
(120)     David G. French Builders,
          LLC                     September 12, 1996   541  806
(121)     Bennetts Farm Associates December 2, 1996    545  753
(122)     M & M Development, LLC   February 20, 1997   556  599
(123)     M & E Land Group              June 9, 1994   495  674
(124)     Danzinger Development
          Inc.                          April 5, 1995  510   97
(125)     Half Farm Estates
          Acquisition and Development
          Partnership              August 18, 1994     499  610
(126)     Newtown Housing for the
          Elderly, Inc.            October 27, 1994    507  362
(127)     Anthony T. Pietrini
          et al                         July 31, 1996  312  237
(128)     PSD Partnership               July 17, 1997  559  527

TOWN OF NORWALK

          All of the following described rights, privileges and easements situated in the Town of Norwalk, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(129)     John Efstathiades et al  August 30, 1996     3255 121
(130)     West Greyrock LLC        April 2, 1997       3333 318
(131)     Sarno Associates         May 23, 1997        3355 119

TOWN OF NORTH STONINGTON

          All of the following described rights, privileges and easements situated in the Town of North Stonington, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(132)     Milltown Properties, LLC April 30, 1997      114  187

TOWN OF OLD LYME

          All of the following described rights, privileges and easements situated in the Town of Old Lyme, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(133)     Whitney A. Talcott et al May 13, 1997        238  481

TOWN OF OLD SAYBROOK

          All of the following described rights, privileges and easements situated in the Town of Old Saybrook, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(134)     Kevin F. Buchanan   July 18, 1997            346  219

TOWN OF POMFRET

          All of the following described rights, privileges and easements situated in the Town of Pomfret, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(135)     Mark D. Graham et al     June 13, 1997       136  182
(136)     John H. Perkins et al    May 5, 1997         135   77
(137)     Long Meadow Farm, LLC    April 10, 1997      135   72
(138)     David J. Gregoire et al  April 16, 1997      134   74

TOWN OF PORTLAND

          All of the following described rights, privileges and easements situated in the Town of Portland, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(139)     Lauralee J. Kelley       August 19, 1997     356  316

TOWN OF PRESTON

          All of the following described rights, privileges and easements situated in the Town of Preston, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(140)     Alexander N. Grillo
          et al                    June 11, 1997       113   22
(141)     Twomey & Whitney
          Enterprises, LLC         September 10, 1997  113  959

TOWN OF PROSPECT

          All of the following described rights, privileges and easements situated in the Town of Prospect, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(142)     A.C.E. Development Group
          LLC                          June 19, 1997  292  158

TOWN OF REDDING

          All of the following described rights, privileges and easements situated in the Town of Redding, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(143)     Jack H. Whitton et al    October 30, 1996    204  688
(144)     Twenty Gallows Hill,
          L.L.C.                   March 3, 1997       207  169
(145)     Gilbert & Bennett Limited
          Partnership              April 16, 1997      208  557
(146)     Fyber Properties
          Broadriver North
          Limited Partnership      October 31, 1996    204  892

TOWN OF RIDGEFIELD

          All of the following described rights, privileges and easements situated in the Town of Ridgefield, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME   PAGE

(147)     Robert L. Lewis et al    June 11, 1996       529    26
(148)     Griswold Forbes et al    May 9, 1996         525  1078
(149)     Robert Cioffoletti       May 8, 1996         526   447
(150)     Effie W. Pinchbeck       June 11, 1996       527   993
(151)     Barry N. Finch et al     October 16, 1996    534  1009
(152)     A. J. Czyr, Inc.         November 1, 1996    536   205
(153)     Tuccio Development, Inc. May 19, 1997        545   550
(154)     Heritage Homes, LLC      April 10, 1997      542   712
(155)     Elizabeth Valentine      April 16, 1997      543   966
(156)     John N. Sturges          September 30, 1996  534   166
(157)     John N. Sturges
          Construction, Inc.       November 14, 1996   535   876
(158)     J. Randolph Gepfert, III July 31, 1997       549   981

TOWN OF ROCKY HILL

          All of the following described rights, privileges and easements situated in the Town of Rocky Hill, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(159)     BT Rocky Hill Realty
          Corp.                         July 22, 1997  315  868

TOWN OF ROXBURY

          All of the following described rights, privileges and easements situated in the Town of Roxbury, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(160)     Roxbury Associates       January 11, 1997    67   940

TOWN OF SEYMOUR

          All of the following described rights, privileges and easements situated in the Town of Seymour, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(161) Hickory Estates
      Developers, LLC              February 21, 1997   234  348

TOWN OF SHERMAN

          All of the following described rights, privileges and easements situated in the Town of Sherman, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(162)     Michael Mill et al       June 10, 1996       79   480

TOWN OF SIMSBURY

          All of the following described rights, privileges and easements situated in the Town of Simsbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(163)     Robert S. Martin, MD.,
          Trustee                  June 27, 1997       473  303
(164)     C.G.R. Associates,
          L.L.C.                   December 20, 1996   465  845

TOWN OF SOUTHINGTON

          All of the following described rights, privileges and easements situated in the Town of Southington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(165)     Westridge Development
          Corporation              May 22, 1997        671  687
(166)     Jeffrey A. Wight         May 6, 1997         672  154
(167)     LePage Homes, Inc.       July 9, 1997        674  252
(168)     Peter Welch              August 7, 1997      676  829
(169)     Sunset Ridge of Southington,
          LLC                      July 11, 1997       675  660
(170)     F C III L.L.C.           August 11, 1997     677  745
(171)     Randolph C. Parent
          et al                    July 16, 1997       677  857
(172)     Christine M. Gombotz     July 25, 1997       677  860
(173)     Peter A. Perez et al     August 14, 1997     677  846
(174)     Stephen J. Annelli       July 9, 1997        675  546
(175)     Michael K. Saucier
          et al                    July 17, 1997       677  849
(176)     John P. Morelli et al    July 14, 1997       677  852
(177)     The Town of Southington  July 24, 1997       677  855

TOWN OF STAMFORD

          All of the following described rights, privileges and easements situated in the Town of Stamford, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(178)     Norman A. Fieber         July 29, 1996  4620 300
(179)     778 Long Ridge Road      May 23, 1997   4765  88
          Associates Limited Partnership

TOWN OF STONINGTON

          All of the following described rights, privileges and easements situated in the Town of Stonington, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(180)     Atlas Paving Company,
          Inc. et al                August 1, 1997 407  509

TOWN OF SUFFIELD

          All of the following described rights, privileges and easements situated in the Town of Suffield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(181)     Harry Kraiza, Jr. et al  May 15, 1997        275  516
                                     &
                                   May 28, 1997
(182)     Begin Homes, Inc.        August 26, 1997     277  599

TOWN OF TOLLAND

          All of the following described rights, privileges and easements situated in the Town of Tolland, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(183)     SHC, L.L.C.              July 14, 1997  563  151
(184)     Lee & Lamont Realty      August 4, 1997 565   71

TOWN OF UNION

          All of the following described rights, privileges and easements situated in the Town of Union, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(185)     J & J Excavating    August 11, 1997     40   176

TOWN OF VOLUNTOWN

          All of the following described rights, privileges and easements situated in the Town of Voluntown, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(186)     John H. Wood, Jr.        July 10, 1997  66   414

TOWN OF WASHINGTON

          All of the following described rights, privileges and easements situated in the Town of Washington, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(187)     Orchard Lane Associates,
          L.L.C.                  August 13, 1997     137  495

TOWN OF WATERBURY

          All of the following described rights, privileges and easements situated in the Town of Waterbury, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(188)     MJV Development, Inc.    May 7, 1997    3472 130

TOWN OF WATERFORD

          All of the following described rights, privileges and easements situated in the Town of Waterford, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(189)     RTT Development, Inc.    June 11, 1997       470  464

TOWN OF WATERTOWN

          All of the following described rights, privileges and easements situated in the Town of Watertown, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(190)     Madelaine B. Pecci       March 10, 1997      847  330

TOWN OF WESTBROOK

          All of the following described rights, privileges and easements situated in the Town of Westbrook, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(191)     Sheryl S. Magnano        July 24, 1997       183  669
(192)     Johnson Pond LLC         August 27, 1997     184  532

TOWN OF WESTPORT

          All of the following described rights, privileges and easements situated in the Town of Westport, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(193)     Lorna B. Christophersen  May 13, 1996        1466 162
(194)     and Elena B. Dreiske, Successor
(195)     Trustees et al
(196)     Robert F. Grele, Trustee November 26, 1996   1489  59
(197)     Richard Kornutik et al   March 5, 1997       1504 309
(198)     Arnold P. Cohen et al    July 22, 1994       1336  74
(199)     Ronald Schulman et al    July 7, 1997        1529 190

TOWN OF WESTON

          All of the following described rights, privileges and easements situated in the Town of Weston, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(200)     Annette J. Sandstrom     July 17, 1996       241  654
(201)     O&J Investments, LLC     May 1, 1997         250  225
(202)     The Rector, Wardens and  June 20, 1996       239  695
          Vestry of the Emmanuel Episcopal
          Church of Weston, Connecticut

TOWN OF WETHERSFIELD

          All of the following described rights, privileges and easements situated in the Town of Wethersfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(203)     Premier Building &
          Development, Inc.             June 24, 1997  657  198

TOWN OF WILTON

          All of the following described rights, privileges and easements situated in the Town of Wilton, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(204)     Rosemary E. Middeleer
          et al                       June 25, 1996    1001 166
(205)     Marc A. Fleisher et al   January 25, 1997    1029  42
(206)     Grumman Hill, LLC             July 30, 1996  1002 278
(207)     Grumman Hill, LLC             March 18, 1997 1032 263
(208)     Fairfield 2000 Homes
          Corporation              September 12, 1996  1008 166
(209)     Kenneth R. Young et al   October 1, 1996     1014 307
(210)     H. Back Builders, Inc.   September 11, 1996  1014 303
(211)     Nod Hill Properties, LLC September 10, 1996  1009  92
(212)     John R. Gregory et al    November 12, 1996   1028 320

TOWN OF WINDHAM

          All of the following described rights, privileges and easements situated in the Town of Windham, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(213)     Gaetano D'Elia et al     June 10, 1997      516  68

TOWN OF WOODSTOCK

          All of the following described rights, privileges and easements situated in the Town of Woodstock, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                  DATE OF INSTRUMENT  VOLUME    PAGE

(214)     Colleen R. Boxx          August 4, 1997     277  387
(215)     Michael H. Heckendorf
          et al                    July 9, 1997       277  251